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                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report:     May 17, 1996

                        Dixon Ticonderoga Company
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      (Exact name of registrant as specified in its charter)


           Delaware          0-2655               23-0973760
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(State or other juris-     (Commission         (IRS Employer
diction of incorporation)   File Number)        Identification
                                                Number)

    195 International Parkway    Heathrow   Florida     32795
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone # including area code  (407) 829-9000

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Item 5.

At a regular meeting of the Board of Directors of Dixon
Ticonderoga Company held on May 17, 1996, the resignation for personal reasons of Fred H. Hawkins from said Board was accepted, effective immediately.




                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIXON TICONDEROGA COMPANY



                                   By_______________________
                                     Laura Van Camp
                                     Corporate Secretary


Dated:  May 17, 1996